UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 or 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 6, 2007

INTER-TEL (DELAWARE), INCORPORATED

(Exact Name of Registrant as Specified in Charter)

Delaware	0-10211	86-0220994
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1615 S. 52nd Street Tempe, Arizona	85281
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (480) 449-8900

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Conditions.

On July 6, 2006, Inter-Tel (Delaware), Incorporated issued a press release announcing preliminary net sales results for the second quarter and six months ended June 30, 2007.

That press release is attached hereto as Exhibit 99.1 and is incorporated into Item 2.02 by this reference.

This information is being furnished pursuant to Item 2.02 of Form 8-K and shall not be deemed “filed” for purposes of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in any such filing.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit	Description
99.1	Press Release dated July 6, 2007

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTER-TEL (DELAWARE), INCORPORATED

Date: July 6, 2007	By:	/s/ Norman Stout
	Name:	Norman Stout
	Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
99.1	Press Release dated July 6, 2007